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                                   SSGA FUNDS

                         SUPPLEMENT DATED JULY 15, 2002

                     SSGA INTERNATIONAL STOCK SELECTION FUND
                       PROSPECTUS DATED DECEMBER 28, 2001
                   (AS SUPPLEMENTED THROUGH FEBRUARY 15, 2002)

Effective July 19, 2002, the SSgA International Stock Selection Fund will no longer be managed by a lead individual but has moved to a team approach. Therefore, the portfolio management for the Fund will be described in the Prospectus under "Management of the Fund - Portfolio Management" as indicated below:

SSGA INTERNATIONAL STOCK SELECTION FUND. The SSgA International Stock Selection Fund is managed by the SSgA Global Active Equity Group. While this fund was previously managed by a lead portfolio manager, the Advisor has migrated to the team approach to create an environment that encourages the flow of investment ideas for this strategy. The portfolio managers within this team work together in a cohesive manner to develop and enhance techniques that drive the investment process and draw on the resources of other groups of the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and quantitative analysis while integrating in-depth knowledge of a growing list of indices and structures. The SSgA Global Active Equity Group is overseen by the State Street Global Advisors Investment Committee, which is comprised of 11 senior staff managers. The SSgA Global Active Equity Group maintains investment centers in Europe, the Pacific Basin and the United States. SSgA Global Active Equity Group portfolio managers in Boston have primary responsibility for SSgA International Stock Selection Fund investment decisions.